UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) November 17, 2010

CNH EQUIPMENT TRUST 2010-C

CNH CAPITAL RECEIVABLES LLC

CNH CAPITAL AMERICA LLC

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-157418	39-1995297 (CNH Capital Receivables LLC)
333-157418-05	27-6893559 (CNH Equipment Trust 2010-C)
(Commission File Number)	(IRS. Employer Identification No.)

6900 Veterans Boulevard, Burr Ridge, Illinois	60527
(Address of Principal Executive Offices)	(Zip Code)

(630) 887-5451

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                  Entry into a Material Definitive Agreement.

On November 17, 2010, CNH Equipment Trust 2010-C publicly issued $216,700,000 of Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $142,000,000 of Class A-2 Asset Backed Notes (the “Class A-2 Notes”), $350,000,000 of Class A-3 Asset Backed Notes (the “Class A-3 Notes”), $140,640,000 of Class A-4 Asset Backed Notes (the “Class A-4 Notes”) and $26,272,000 of Class B Asset Backed Notes (the “Class B Notes”, and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the “Notes”) pursuant to the registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-157418) on February 19, 2009 (as amended by pre-effective amendment no. 1 on April 7, 2009 and pre-effective amendment no. 2 on April 17, 2009).

The underwriters for the issuance of the Notes were RBS Securities Inc., Credit Agricole Securities (USA) Inc. and SG Americas Securities, LLC (the “Underwriters”). In connection with the offering described above, as described in the Prospectus Supplement dated November 10, 2010 and the Prospectus dated November 5, 2010, which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5), the Registrant is filing the final forms of the agreements listed below under exhibits.

Item 9.01.                  Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

Exhibit No.	Document Description

1.1

Underwriting Agreement, dated November 10, 2010, among CNH Capital Receivables LLC, CNH Capital America LLC, and RBS Securities Inc., Credit Agricole Securities (USA) Inc. and SG Americas Securities, LLC, as underwriters

4.1	Indenture, dated as of November 1, 2010, between CNH Equipment Trust 2010-C and The Bank of New York Mellon Trust Company, N.A., as indenture trustee

4.2	Trust Agreement, dated as of November 1, 2010, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, dated as of November 1, 2010, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2010-C

4.4	Purchase Agreement, dated as of November 1, 2010, between CNH Capital America LLC and CNH Capital Receivables LLC

4.5

Administration Agreement, dated as of November 1, 2010, among CNH Equipment Trust 2010-C, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and The Bank of New York Mellon Trust Company, N.A., as indenture trustee

4.6	Backup Servicing Agreement, dated as of November 1, 2010, among CNH Capital Receivables LLC, New Holland Credit Company, LLC, CNH Equipment Trust 2010-C and Systems & Services Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

	By:	/s/ Thomas N. Beckmann
	Name:	Thomas N. Beckmann
	Title:	Assistant Treasurer
Dated: November 23, 2010

INDEX TO EXHIBITS

Exhibit No.	Document Description

1.1

Underwriting Agreement, dated November 10, 2010, among CNH Capital Receivables LLC, CNH Capital America LLC, and RBS Securities Inc., Credit Agricole Securities (USA) Inc. and SG Americas Securities, LLC, as underwriters

4.1	Indenture, dated as of November 1, 2010, between CNH Equipment Trust 2010-C and The Bank of New York Mellon Trust Company, N.A., as indenture trustee

4.2	Trust Agreement, dated as of November 1, 2010, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, dated as of November 1, 2010, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2010-C

4.4	Purchase Agreement, dated as of November 1, 2010, between CNH Capital America LLC and CNH Capital Receivables LLC

4.5

Administration Agreement, dated as of November 1, 2010, among CNH Equipment Trust 2010-C, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and The Bank of New York Mellon Trust Company, N.A., as indenture trustee

4.6	Backup Servicing Agreement, dated as of November 1, 2010, among CNH Capital Receivables LLC, New Holland Credit Company, LLC, CNH Equipment Trust 2010-C and Systems & Services Technologies, Inc.